UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Armada Acquisition Corp. I

(Name of Registrant as Specified In Its Charter)

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PRELIMINARY PROXY MATERIALS

SUBJECT TO COMPLETION

LETTER TO STOCKHOLDERS OF ARMADA ACQUISITION CORP. I

1760 Market Street, Suite 602

Philadelphia, Pennsylvania 19103

Dear Armada Acquisition Corp. I Shareholder:

You are cordially invited to attend a special meeting of Armada Acquisition Corp. I, a Delaware Corporation (“Armada”), which will be held on             , 2023, at              a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Stockholder Meeting”).

You can participate in the virtual Stockholder Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/[•]. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting.

The attached notice of the Stockholder Meeting and proxy statement describe the business Armada will conduct at the Stockholder Meeting and provide information about Armada that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated             , 2023, and is first being mailed to stockholders on or about that date, the Stockholder Meeting will be held for the purpose of considering and voting on the following proposals:

1. Proposal No. 1—Extension Amendment Proposal—To amend Armada’s amended and restated certificate of incorporation (as amended, the “Certificate of Incorporation”) to extend the date (the “Termination Date”) by which Armada has to consummate a business combination (the “Charter Extension”) from August 17, 2023 (the “Original Termination Date”) to September 17, 2023 (the “Charter Extension Date”) and to allow Armada, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to five times by an additional one month each time after the Charter Extension Date, by resolution of Armada’s board of directors (the “Board”), if requested by Armada Sponsor LLC, (the “Sponsor”), and upon five days advance notice prior to the applicable Termination Date, until February 17, 2024 (each, an “Additional Charter Extension Date”), or a total of up to six months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”); and

2. Proposal No. 2—Adjournment Proposal—To adjourn the Stockholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient Common Stock, par value $0.0001 per share (the “Common Stock”) in the capital of Armada represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) if the holders of Common Stock have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that Armada would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Stockholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account (as defined below) of $                , in exchange for a non-interest bearing, unsecured promissory note issued by Armada to the Lender. In addition, if the

Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that Armada has not consummated a Business Combination by September 17, 2023, without approval of Armada’s public stockholders, Armada may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to five times, each by one additional month (for a total of up to six additional months to complete a Business Combination), provided that the Lender will deposit $         into the Trust Account for each such monthly extension, for an aggregate deposit of up to $             (if all five additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by Armada to the Lender. If Armada completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into shares of Common Stock, which shares will be identical to the shares of Armada issued in a private placement that occurred simultaneously with the consummation of Armada’s initial public offering. If Armada does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

The purpose of the Extension Amendment Proposal is to allow Armada additional time to complete the proposed transactions contemplated by that certain Business Combination Agreement, dated as of December 17, 2021, as amended on November 10, 2022 and further amended and restated pursuant to the terms of an amendment and restatement deed dated June 16, 2023 (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), by and among Armada, Rezolve Limited, a private limited company organized under the laws of England and Wales, Rezolve AI Limited, a private limited liability company registered under the laws of England and Wales with registration number 14573691 (“Rezolve”) and Rezolve Merger Sub, Inc., a Delaware corporation (“Rezolve Merger Sub”), which, among other things, provides for (i) a pre-Closing demerger (the “Pre-Closing Demerger”) of Rezolve Limited pursuant to UK legislation under which (x) part of Rezolve Limited’s business and assets (being all of its business and assets except for certain shares in Rezolve Information Technology (Shanghai) Co Ltd and its wholly owned subsidiary Nine Stone (Shanghai) Ltd and Rezolve Information Technology (Shanghai) Co Ltd Beijing Branch and certain other excluded assets) are to be transferred to Rezolve in exchange for the issue by Rezolve of shares of the same classes as in Rezolve Limited for distribution among the original shareholders of Rezolve Limited in proportion to their holdings of shares of each class in Rezolve Limited as at immediately prior to the Pre-Closing Demerger, (y) Rezolve will be assigned, assume and/or reissue the secured Convertible Notes currently issued by Rezolve Limited and (z) Rezolve Limited will then be wound up, and (ii) the merger of Armada with and into Rezolve Merger Sub, with Armada continuing as the surviving entity (the “Merger”) such that after completion of the Pre-Closing Demerger and Merger, Armada will become a wholly owned subsidiary of Rezolve (collectively with the other transactions described in the Business Combination Agreement, the “Business Combination”). For more information about the Business Combination Agreement, the Proposed Business Combination (as defined below) and the Pre-Closing Demerger, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 20, 2023. You are not being asked to vote on a Business Combination at this time.

While Armada and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Proposed Business Combination (the “Closing”), including that Rezolve has filed a registration statement on Form F-4 (which includes the Armada preliminary proxy statement/prospectus therein) (the “Business Combination Registration Statement”) that has been declared effective, there will not be sufficient time before August 17, 2023 to complete the transactions contemplated by the Business Combination Agreement (the “Proposed Business Combination”). Accordingly, the Board believes that in order to be able to consummate the Business Combination, it is in the best interests of Armada to obtain the Charter Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to approve the Extension Amendment Proposal so that our stockholders have the opportunity to participate in our future investment.

The Certificate of Incorporation provides that Armada has until August 17, 2023 to complete its initial Business Combination. Armada’s Board has determined that it is in the best interests of Armada to seek an extension of the Termination Date and have Armada’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Charter Extension, Armada believes that Armada will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Armada would be precluded from completing a Business Combination and would be forced to liquidate.

As contemplated by the Certificate of Incorporation, the holders of Armada’s common stock, par value $0.0001 per share (the “Common Stock”), issued as part of the units sold in Armada’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering, if the Charter Extension is implemented (the “Redemption”), regardless of how such public stockholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with a Business Combination or liquidation, subject to any limitations set forth in the Certificate of Incorporation, as amended by the Charter Extension.

On             , 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $                , based on the aggregate amount on deposit in the Trust Account of approximately $             as of         , 2023 (including interest not previously released to Armada to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting, including interest earned on the funds held in the Trust Account and not released to Armada to pay its taxes. The closing price of the Common Stock on the Nasdaq Stock Market LLC on             , 2023 was $                . Accordingly, if the market price of the Common Stock were to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $                 [more/less] per share than if the shares were sold in the open market (based on the per share redemption price as of             , 2023). Armada cannot assure stockholders that they will be able to sell their Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. Armada believes that such redemption right enables its public stockholders to determine whether to sustain their investments for an additional period if Armada does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, Armada will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Armada (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Armada’s remaining stockholders and the Board, liquidate and dissolve, subject in each case to Armada’s obligations under the General Corporation Law of the State of Delaware (“DGCL”) to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to Armada’s warrants, which will expire worthless in the event Armada dissolves and liquidates the Trust Account.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of votes cast by stockholders represented in person or by proxy at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Stockholder Meeting or, if due to redemptions in connection with the Extension Amendment Proposal, Armada would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.

The Board has fixed the close of business on                 , 2023 as the date for determining Armada’s stockholders entitled to receive notice of and vote at the Stockholder Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Stockholder Meeting or any adjournment thereof.

The Board of Armada believes that it is in the best interests of Armada that Armada obtain the Charter Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of Armada and its stockholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment proposal and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Stockholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Stockholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Stockholder Meeting. The approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or by proxy and entitled to vote thereon at the Stockholder Meeting.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Stockholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Stockholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Stockholder Meeting and will not have any effect on whether the proposals are approved. If you are a stockholder of record and you attend the Stockholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO ARMADA’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Stockholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, Armada urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Armada Acquisition Corp. I

Stephen P. Herbert
Chairman

ARMADA ACQUISITION CORP. I

1760 Market Street, Suite 602

Philadelphia, Pennsylvania 19103

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS

OF ARMADA ACQUISITION CORP. I

TO BE HELD ON             , 2023

To the Stockholders of Armada Acquisition Corp. I :

NOTICE IS HEREBY GIVEN that a special meeting of Armada Acquisition Corp. I, a Delaware Corporation (“Armada”), will be held on             , 2023, at             a.m., Eastern Time (the “Stockholder Meeting”) as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Stockholder Meeting”).

You can participate in the virtual Stockholder Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/[•]. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting.

You are cordially invited to attend the Stockholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend the amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date (the “Termination Date”) by which Armada has to consummate a business combination (the “Charter Extension”) from August 17, 2023 (the “Original Termination Date”) to September 17, 2023 (the “Charter Extension Date”) and to allow Armada, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to five times by an additional one month each time after the Charter Extension Date, by resolution of Armada’s board of directors (the “Board”), if requested by Armada Sponsor LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until February 17, 2024 (each, an “Additional Charter Extension Date”) or a total of up to six months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”), and (ii) an adjournment proposal to adjourn the Stockholder Meeting to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient Armada common stock (“Common Sock”) represented (either in person or by proxy) to approve the Extension Amendment Proposal or (b) if the holders of Common Stock have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that Armada would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (the “Adjournment Proposal”), each as more fully described below in the accompanying proxy statement, which is dated             , 2023, and is first being mailed to stockholders on or about that date. The full text of the proposals to be voted upon at the Stockholder Meeting is as follows:

1. Proposal No. 1—Extension Amendment Proposal—To amend Armada’s amended and restated certificate of incorporation (as amended, the “Certificate of Incorporation”) to extend the date (the “Termination Date”) by which Armada has to consummate a business combination (the “Charter Extension”) from August 17, 2023 (the “Original Termination Date”) to September 17, 2023 (the “Charter Extension Date”) and to allow Armada, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to five times by an additional one month each time after the Charter Extension Date, by resolution of Armada’s board of directors (the “Board”), if requested by Armada Sponsor LLC, (the “Sponsor”), and upon five days advance notice prior to the applicable Termination Date, until February 17, 2024 (each, an “Additional Charter Extension Date”), or a total of up to six months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”); and

2. Proposal No. 2—Adjournment Proposal—To adjourn the Stockholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient Common Stock, par value $0.0001 per share (the “Common Stock”) in the capital of Armada represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) if the holders of Common Stock have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that Armada would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Stockholder Meeting, the Lender shall make a deposit into the Trust Account (as defined below) of $            , in exchange for a non-interest bearing, unsecured promissory note issued by Armada to the Lender. In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that Armada has not consummated a Business Combination by September 17, 2023, without approval of Armada’s public stockholders, Armada may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to five times, each by one additional month (for a total of up to six additional months to complete a Business Combination), provided that the Lender will deposit $            into the Trust Account for each such monthly extension, for an aggregate deposit of up to $             (if all five additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by Armada to the Lender. If Armada completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into shares of Common Stock, which shares will be identical to the shares of Armada issued in a private placement that occurred simultaneously with the consummation of Armada’s initial public offering. If Armada does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

The purpose of the Extension Amendment Proposal is to allow Armada additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.

The Certificate of Incorporation provides that Armada has until August 17, 2023 to complete its initial Business Combination. Armada’s Board has determined that it is in the best interests of Armada to seek an extension of the Termination Date and have Armada’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Charter Extension, Armada believes that Armada will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Armada would be precluded from completing a Business Combination and would be forced to liquidate.

The Board of Armada believes that it is in the best interests of Armada that Armada obtain the Charter Extension if needed. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of Armada and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

The purpose of the Extension Amendment Proposal is to allow Armada additional time to complete the proposed transactions contemplated by that certain Business Combination Agreement, dated as of December 17, 2021, as amended on November 10, 2022 and further amended and restated pursuant to the terms of an amendment and restatement deed dated June 16, 2023 (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), by and among Armada, Rezolve Limited, a private limited company organized under the laws of England and Wales, Rezolve AI Limited, a private limited liability company registered under the laws of England and Wales with registration number 14573691 (“Rezolve”) and Rezolve Merger Sub, Inc., a Delaware corporation (“Rezolve Merger Sub”), which, among other things, provides for (i) a pre-Closing demerger (the “Pre-Closing Demerger”) of Rezolve Limited pursuant to UK legislation under which (x) part of Rezolve Limited’s business and assets (being all of its business and assets except for certain shares in Rezolve Information Technology (Shanghai) Co Ltd and its wholly owned subsidiary Nine Stone (Shanghai) Ltd and Rezolve Information Technology (Shanghai) Co Ltd Beijing Branch and certain other excluded assets) are to be transferred to Rezolve in exchange for the issue by Rezolve of shares of the same classes as in Rezolve Limited for distribution among the original shareholders of Rezolve Limited in proportion to their holdings of shares of each class in Rezolve Limited as at immediately prior to the Pre-Closing Demerger, (y) Rezolve will be assigned, assume and/or reissue the secured Convertible Notes currently issued by Rezolve Limited and (z) Rezolve Limited will then be wound up, and (ii) the merger of Armada with and into Rezolve Merger Sub, with Armada continuing as the surviving entity (the “Merger”) such that after completion of the Pre-Closing Demerger and Merger, Armada will become a wholly owned subsidiary of Rezolve (collectively with the other transactions described in the Business Combination Agreement, the “Business Combination”). For more information about the Business Combination Agreement, the Proposed Business Combination (as defined below) and the Pre-Closing Demerger, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 20, 2023. You are not being asked to vote on a Business Combination at this time.

While Armada and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Proposed Business Combination (the “Closing”), including that Rezolve has filed a registration statement on Form F-4 (which includes the Armada preliminary proxy statement/prospectus therein) (the “Business Combination Registration Statement”) that has been declared effective, there will not be sufficient time before August 17, 2023 to complete the transactions contemplated by the Business Combination Agreement (the “Proposed Business Combination”). Accordingly, the Board believes that in order to be able to consummate the Business Combination, it is in the best interests of Armada to obtain the Charter Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to approve the Extension Amendment Proposal so that our stockholders have the opportunity to participate in our future investment.

As contemplated by the Certificate of Incorporation, the holders of Armada’s common stock, par value $0.0001 per share (the “Common Stock”), issued as part of the units sold in Armada’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”), if the Charter Extension is implemented (the “Redemption”), regardless of how such public stockholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with a Business Combination or liquidation, subject to any limitations set forth in the Certificate of Incorporation, as amended by the Charter Extension.

On             , 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $            , based on the aggregate amount on deposit in the Trust Account of approximately $             as of             , 2023 (including interest not previously released to Armada to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder’s Meeting, including interest earned on the funds held in the Trust Account and not released to Armada to pay its taxes. The closing price of the Common Stock on the Nasdaq Stock Market LLC on             , 2023 was $            . Accordingly, if the market price of the Common Stock were to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $             [more/less] per share than if the shares were sold in the open market (based on the per share redemption price as of                 , 2023). Armada cannot assure stockholders that they will be able to sell their Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. Armada believes that such redemption right enables its public stockholders to determine whether to sustain their investments for an additional period if Armada does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, Armada will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Armada (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Armada’s remaining stockholders and the Board, liquidate and dissolve, subject in each case to Armada’s obligations under the General Corporation Law of the State of Delaware (“DGCL”) to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to Armada’s warrants, which will expire worthless in the event Armada dissolves and liquidates the Trust Account.

In the event of a liquidation, the Sponsor, Armada’s officers and directors, and another holder of founder shares will not receive any monies held in the Trust Account as a result of their ownership of the 5,250,000 shares of Common Stock which were issued to the Sponsor prior to the Initial Public Offering, and 459,500 shares of Common Stock, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the Initial Public Offering. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO ARMADA’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

With respect to the regulation of special purpose acquisition companies (“SPACs”) like Armada, on March 30, 2022, the SEC issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended. The proposal is consistent with less formal positions recently taken by the staff of the SEC. To mitigate the risk of being viewed as operating an unregistered investment company, Armada currently intends, prior to the Stockholder Meeting, to instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of Armada. Interest on such deposit account is currently approximately 2.5-3.0% per annum, but such deposit account carries a variable rate and Armada cannot assure you that such rate will not decrease or increase significantly.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of votes cast by stockholders represented in person or by proxy at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Stockholder Meeting or, if due to redemptions in connection with the Extension Amendment Proposal, Armada would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.

Record holders of Common Stock at the close of business on             , 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Stockholder Meeting. On the Record Date, there were 9,218,352 issued and outstanding Common Stock. Armada’s warrants do not have voting rights.

The Sponsor and the officers and directors of Armada (the “Initial Stockholders”) intend to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting. As of the date of the accompanying proxy statement, the Initial Stockholders hold 60.2% of the issued and outstanding Common Stock and Armada’s officers and directors have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Stockholders, (i) approval of the Extension Amendment Proposal will not require any shares of Common Stock held by public stockholders if all Common Stock are represented at the Stockholder Meeting and cast votes, and will not require any shares of Common Stock held by public stockholders if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes; and (ii) approval of the Adjournment Proposal will not require any shares of Common Stock held by public stockholders if all Common Stock are represented at the Stockholder Meeting and cast votes, and will not require any shares of Common Stock held by public stockholders if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.

The accompanying proxy statement contains important information about the Stockholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, Armada urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated             , 2023, and is first being mailed to stockholders on or about that date.

By Order of the Board of Directors of Armada Acquisition Corp. I

Stephen P. Herbert
Chairman
2023

i

ARMADA ACQUISITION CORP. I

PROXY STATEMENT

FOR

A SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY     , 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting of Armada Acquisition Corp. I , a Delaware Corporation (“Armada,” “we,” “us” or “our”), which will be held on             , 2023, at              a.m., as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Stockholder Meeting”).

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Stockholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Armada with respect to, among other things, Armada’s capital resources and results of operations. Likewise, Armada’s financial statements and all of Armada’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Armada’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Armada does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	Armada’s ability to complete a Business Combination (as defined below);

•	the anticipated benefits of a Business Combination;

•	the volatility of the market price and liquidity of the Common Stock (as defined below) and other securities of Armada; and

•	the use of funds not held in the Trust Account (as defined below) or available to Armada from interest income on the Trust Account balance.

While forward-looking statements reflect Armada’s good faith beliefs, they are not guarantees of future performance. Armada disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Armada’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors” and in other reports Armada has filed with the Securities and Exchange Commission (the “SEC”). You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Armada (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) initial public offering prospectus filed with the SEC on August 16, 2021, (ii) Annual Report on Form 10-K for the year ended September 30, 2022, as filed with the SEC on December 22, 2022 and (iii) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Extension will enable us to complete a Business Combination.

Approving the Charter Extension (as defined below) involves a number of risks. Even if the Charter Extension is approved, Armada can provide no assurances that a Business Combination will be consummated prior to the Charter Extension Date (as defined below) or the relevant Additional Charter Extension Date (as defined below), if applicable. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Extension is approved, Armada expects to seek stockholder approval of a Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a Business Combination. Even if the Charter Extension or a Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment Proposal, a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Proposed Rules (as defined below) described below.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate Armada at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Proposed Rules have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Proposed Rules, or pursuant to the SEC’s views expressed in the SPAC Proposed Rules, may increase the costs and time of negotiating and completing an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate Armada at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate Armada.

As described further above, the SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs such as Armada could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). Armada would then be required to complete its initial Business Combination no later than 24 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate Armada. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we intend to, prior to the Stockholder Meeting, instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash items until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of Armada.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we intend to, prior to the Stockholder Meeting, instruct Continental (as defined below), the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the trust account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or the liquidation of Armada. Interest on such deposit account is currently approximately 2.5-3.0% per annum, but such deposit account carries a variable rate and Armada cannot assure you that such rate will not decrease or increase significantly. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of Armada.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate Armada. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the Stockholder Meeting, and instead hold all funds in the Trust Account in as cash items which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of Armada. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

The Excise Tax included in the Inflation Reduction Act of 2022 may decrease the value of our securities following our initial business combination, hinder our ability to consummate an initial business combination, and decrease the amount of funds available for distribution in connection with a liquidation.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “Inflation Reduction Act”) was signed into federal law. The Inflation Reduction Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. On December 27, 2022, the Treasury issued a notice that provides interim operating rules for the excise tax, including the rules governing the calculation and reporting of the excise tax, on which taxpayers may rely until the forthcoming proposed Treasury regulations addressing the excise tax are published. Although such notice clarifies certain aspects of the excise tax, the interpretation and operation of other aspects of the excise tax remain unclear, and such interim operating rules are subject to change.

Any share redemption or other share repurchase that occurs after December 31, 2022, in connection with a business combination, extension vote or otherwise, may be subject to the excise tax. The Trust Agreement that governs the trust account provides that we may use accrued interest earned on the funds held in the trust account for any tax obligations, which would include any excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with a initial business combination, this (or any other) extension vote or otherwise in the future will depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension or otherwise, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination) and (iii) the content of forthcoming regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the foregoing could cause a reduction in the cash available on hand to complete our initial business combination or for effecting redemptions in connection with our initial business combination or otherwise. Pursuant to the Non-Redemption Agreements, Armada has agreed not to pay the excise tax from the interest earned on the funds in the trust account.

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Stockholder Meeting (as defined below) and the proposals to be presented at the Stockholder Meeting. The following questions and answers do not include all the information that is important to Armada stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Stockholder Meeting and the voting procedures for the Stockholder Meeting, which will be held on         , 2023, at          a.m., Eastern Time. The Stockholder Meeting will be held via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/            .

Q:	Why am I receiving this proxy statement?

A:

Armada is a blank check company incorporated as a Delaware Corporation on November 5, 2021. Armada was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities.

Following the closing of Armada’s initial public offering on August 17, 2021 (the “Initial Public Offering”), including the full exercise of the underwriters’ over-allotment option, an amount of $150,000,000 ($10.00 per unit offered in the Initial Public Offering (the “Units”)) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of private placement shares of common stock (the “Private Shares”) to Armada Sponsor LLC, a Delaware limited liability company (the “Sponsor”) was placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”).

Like most blank check companies, Armada’s amended and restated certificate of incorporate (the “Certificate of Incorporation”) provide for the return of the Initial Public Offering proceeds held in the Trust Account to the holders of common stock, par value $0.0001 per share (the “Common Stock” or the “Public Shares”) sold in the Initial Public Offering if there is no qualifying business combination(s) consummated on or before August 17, 2023.

Without the Charter Extension (as defined below), Armada believes that Armada will not, despite its best efforts, be able to complete an initial business combination (a “Business Combination”) on or before August 17, 2023. We entered into the Business Combination Agreement on December 17, 2022, as amended on November 10, 2022 and further amended and restated pursuant to the terms of an amendment and restatement deed dated June 16, 2023, and the Board of Armada believes that it is in the best interests of Armada’s stockholders to continue Armada’s existence until February 17, 2024 (if all five additional monthly extensions are exercised) in order to allow Armada additional time to complete the Proposed Business Combination pursuant to the Business Combination Agreement and is therefore holding this Stockholder Meeting.

Q:	When and where will the Stockholder Meeting be held?

A:	The Stockholder Meeting will be held on , 2023, at a.m., Eastern Time, via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may or adjourned.

You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/                .

Q:	How do I vote?

A:

If you were a holder of record of Common Stock on             , 2023, the record date for the Stockholder Meeting, you may vote with respect to the proposals in person or virtually at the Stockholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on             , 2023.

Voting Electronically. You may attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting https://www.cstproxy.com/          and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	How do I attend the virtual Stockholder Meeting?

A:

If you are a registered stockholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Stockholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Stockholder Meeting starting             , 2023 at          a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/         , enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Stockholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.

Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing          (or          if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number. Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.

Q:	What are the specific proposals on which I am being asked to vote at the Stockholder Meeting?

A:	Armada stockholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1—Extension Amendment Proposal—To amend Armada’s amended and restated certificate of incorporation (as amended, the “Certificate of Incorporation”) to extend the date (the “Termination Date”) by which Armada has to consummate a business combination (the “Charter Extension”) from August 17, 2023 (the “Original Termination Date”) to September 17, 2023 (the “Charter Extension Date”) and to allow Armada, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to five times by an additional one month each time after the Charter Extension Date, by resolution of Armada’s board of directors (the “Board”), if requested by Armada Sponsor LLC, (the “Sponsor”), and upon five days advance notice prior to the applicable Termination Date, until February 17, 2024 (each, an “Additional Charter Extension Date”), or a total of up to six months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”); and

2.

Proposal No. 2—Adjournment Proposal—To adjourn the Stockholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient Common Stock, par value $0.0001 per share (the “Common Stock”) in the capital of Armada represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) if the holders of Common Stock have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that Armada would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (the “Adjournment Proposal”).

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Stockholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account (as defined below) of $        , in exchange for a non-interest bearing, unsecured promissory note issued by Armada to the Lender. In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that Armada has not consummated a Business Combination by September 17, 2023, without approval of Armada’s public stockholders, Armada may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to five    times, each by one additional month (for a total of up to six additional months to complete a Business Combination), provided that the Lender will deposit $         into the Trust Account for each such monthly extension, for an aggregate deposit of up to $             (if all five additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by Armada to the Lender. If Armada completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into shares of Common Stock, which shares will be identical to the shares of Armada issued in a private placement that occurred simultaneously with the consummation of Armada’s initial public offering (the “Private Shares”). If Armada does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

For more information, please see “Proposal No. 1—The Extension Amendment Proposal” and “Proposal No. 2—The Adjournment Proposal.”

After careful consideration, Armada’s Board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of Armada and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of Armada and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “Proposal No 1—The Extension Amendment Proposal—Interests of the Sponsor and Armada’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Am I being asked to vote on a proposal to elect directors?

A:	No. Holders of Public Shares are not being asked to vote on the election of directors at this time.

Q:	Are the proposals conditioned on one another?

A:	Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension.

If the Charter Extension is implemented and one or more Armada stockholders elect to redeem their Public Shares pursuant to the Redemption, Armada will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, , including interest earned on the funds held in the Trust Account and not previously released to Armada to pay its taxes, and retain the remainder of the funds in the Trust Account for Armada’s use in connection with consummating a Business Combination, subject to the redemption rights of holders of Public Shares in connection with a Business Combination.

The Adjournment Proposal is conditional on Armada not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Stockholder Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Extension or if due to redemptions in connection with the Extension Amendment Proposal, Armada would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC. If the Extension Amendment Proposal is approved at the Stockholder Meeting and following redemptions in connection with the Extension Amendment Proposal, Armada would adhere to the continued listing requirements of the Nasdaq Stock Market LLC, the Adjournment Proposal will not be presented.

Q:	Why is Armada proposing the Extension Amendment Proposal?

A:

Armada’s Certificate of Incorporation provides for the return of the Initial Public Offering proceeds held in trust to the holders of Public Shares sold in the Initial Public Offering if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow Armada additional time to complete a Business Combination.

Without the Charter Extension, Armada believes that Armada will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Armada would be forced to liquidate.

Q:	Why is Armada proposing the Adjournment Proposal?

A:

If (i) the Extension Amendment Proposal is not approved by Armada’s stockholders or (ii) due to redemptions in connection with the Extension Amendment Proposal, Armada would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC, Armada may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal or to allow public stockholders time to reverse their redemption requests in connection with the Extension Amendment Proposal. If the Adjournment Proposal is not approved by Armada’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal or if due to redemptions in connection with the Extension Amendment Proposal, Armada would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.

Q:	What constitutes a quorum?

A:

A quorum of our stockholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Stockholder Meeting), in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The initial stockholders of Armada, including the Sponsor and certain of Armada’s officers and directors (the “Initial Stockholders”) who own 60.2% of the issued and outstanding Common Stock as of the record date, will count towards this quorum. As a result, as of the record date, in addition to the shares of the Initial Stockholders, no additional shares held by public stockholders would be required to be present at the Stockholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Stockholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Armada does not expect there to be any broker non-votes at the Stockholder Meeting.

Q:	What vote is required to approve the proposals presented at the Stockholder Meeting?

A:	The approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of votes cast by stockholders represented in person or by proxy at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Stockholder Meeting or, if due to redemptions in connection with the Extension Amendment Proposal, Armada would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.

Q:	How will the Initial Stockholders vote?

A:	The Initial Stockholders intend to vote any Common Stock over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The Initial Stockholders are not entitled to redeem any Common Stock held by them in connection with the Extension Amendment Proposal. On the Record Date, the Initial Stockholders beneficially owned and were entitled to vote 5,547,000 shares of Common Stock, representing 60.2% of Armada’s issued and outstanding Common Stock.

Q:	Who is Armada’s Sponsor?

A:

Armada’s sponsor is Armada Sponsor LLC, a Delaware limited liability company. The Sponsor currently owns 5,342,000 shares of Common Stock. The Sponsor is not “controlled” (as defined in 31 CFR §800.208) by one or more foreign persons, such that the Sponsor’s involvement in any Business Combination would be a “covered transaction” (as defined in 31 CFR §800.213). However, it is possible that non-U.S. persons could be involved in our Business Combination, which may increase the risk that our Business Combination becomes subject to regulatory review, including a potential review by the Committee on Foreign Investment in the United States (“CFIUS”), and that restrictions, limitations or conditions will be imposed by CFIUS. If our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a Business Combination post-closing.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete a Business Combination by August 17, 2023 (or up to February 17, 2024 if extended) because the transaction is still under review or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive $         per Public Share, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

Armada believes stockholders will benefit from Armada consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which Armada has to complete a Business Combination until the Charter Extension Date (or Additional Charter Extension Date, if applicable). Without the Charter Extension, Armada believes that Armada will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Armada would be forced to liquidate.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by Armada’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date or dates to approve the Extension Amendment Proposal or to allow public stockholders time to reverse their redemption requests in connection with the Extension Amendment Proposal.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Stockholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Common Stock will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Stockholder Meeting in person or by proxy, or if you do attend the Stockholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, your Common Stock will not be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Common Stock will have no effect on the outcome of such votes.

If the Extension Amendment Proposal is approved and, following redemptions in connection with the Extension Amendment Proposal, Armada adheres to the continued listing requirements of the Nasdaq Stock Market LLC, the Adjournment Proposal will not be presented for a vote.

Q:	How are the funds in the Trust Account currently being held?

A:

With respect to the regulation of SPACs like Armada, on March 30, 2022, the SEC issued the SPAC Proposed Rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Proposed Rules, while the funds in the Trust Account have, since Armada’s Initial Public Offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), Armada currently intends, prior to the Stockholder Meeting, to instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of Armada. Interest on such deposit account is currently approximately 2.5-3.0% per annum, but such deposit account carries a variable rate and Armada cannot assure you that such rate will not decrease or increase significantly.

Q:	Will we seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, Armada does not currently anticipate seeking any further extension to consummate a Business Combination, but may do so in the future.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:

If there are insufficient votes to approve the Extension Amendment Proposal, Armada may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, Armada will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Armada (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Armada’s remaining stockholders and the Board, liquidate and dissolve, subject in each case to Armada’s obligations under the General Corporation Law of the State of Delaware (“DGCL”) to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to Armada’s warrants, which will expire worthless in the event Armada dissolves and liquidates the Trust Account.

The Initial Stockholders have waived their rights to participate in any liquidation distribution with respect to the 5,547,000 shares of Common Stock held by them.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:

On December 17, 2022, Armada entered into the Business Combination Agreement, as amended on November 10, 2022 and further amended and restated pursuant to the terms of an amendment and restatement deed dated June 16, 2023, with respect to the Proposed Business Combination. Armada is seeking the Extension Amendment to provide Armada time to complete the Proposed Business Combination. Our efforts to complete the Proposed Business Combination will involve, among other things:

•	preparing and filing the Business Combination Registration Statement (including any amendments in connection therewith);

•	establishing a meeting date and record date for a special meeting for considering the Proposed Business Combination, and distributing proxy materials to stockholders;

•	attempting to ensure that the conditions to the Closing are satisfied; and

•	holding a special meeting to consider the Proposed Business Combination.

Armada is seeking approval of the Extension Amendment Proposal because Armada will not be able to complete all the tasks prior to August 17, 2023. If the Extension Amendment Proposal is approved, Armada will procure that all filings required to be made with the Delaware Secretary of State in connection with the Extension Amendment Proposal are made and Armada expects to seek stockholder approval of the Proposed Business Combination. If stockholders approve the Proposed Business Combination, Armada expects to consummate the Proposed Business Combination as soon as practicable following such stockholder approval. Armada can provide no assurances, however, that the Proposed Business Combination will be consummated prior to the Charter Extension Date (or an Additional Charter Extension Date, as applicable).

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Armada held by the Initial Stockholders. In addition, Armada’s Certificate of Incorporation prohibits Armada from closing the Business Combination if its net tangible assets would be less than $5,000,001, unless Armada seeks to amend its charter prior to the closing of the Business Combination.

Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:

Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	What amount will holders receive upon consummation of a Business Combination or liquidation if the Extension Amendment Proposal is approved?

A:

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Stockholder Meeting, the Lender shall make a deposit into the Trust Account (as defined below) of $            , in exchange for a non-interest bearing, unsecured promissory note issued by Armada to the Lender. In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that Armada has not consummated a Business Combination by September 17, 2023, without approval of Armada’s public stockholders, Armada may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to five times, each by one additional month (for a total of up to six additional months to complete a Business Combination), provided that the Lender will deposit $         into the Trust Account for each such monthly extension, for an aggregate deposit of up to $             (if all five additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by Armada to the Lender. If Armada completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into Common Stock, which shares will be identical to the Private Shares. If Armada does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

Q:	Am I being asked to vote on a Business Combination at this Stockholder Meeting?

A:

No. You are not being asked to vote on a Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for the stockholder meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to stockholders and will retain the right to redeem your Public Shares for cash in connection with a Business Combination or liquidation.

Q:	Will how I vote affect my ability to exercise Redemption rights?

A:

No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of Armada on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by stockholders who will redeem their Public Shares and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the listing standards of the Nasdaq Stock Market LLC.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. Stockholders may send a later-dated, signed proxy card to Armada at 1760 Market Street, Suite 602, Philadelphia, Pennsylvania 19103 so that it is received by Armada prior to the vote at the Stockholder Meeting (which is scheduled to take place on         , 2023) or attend the Stockholder Meeting in person (which would include presence at the virtual Stockholder Meeting) and vote. Stockholders also may revoke their proxy by sending a notice of revocation to Armada’s Chief Executive Officer, which must be received by Armada’s Chief Executive Officer prior to the vote at the Stockholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Stockholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of the majority of votes cast by stockholders represented in person or by proxy at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Stockholder Meeting or, if due to redemptions in connection with the Extension Amendment Proposal, Armada would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.

Stockholders who attend the Stockholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Stockholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Stockholder Meeting of the holders of a majority of all issued and outstanding Common Stock entitled to vote at the Stockholder Meeting shall constitute a quorum for the Stockholder Meeting.

At the Stockholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Common Stock which are not voted at the Stockholder Meeting will have no effect on the outcome of such votes.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of each of the proposals.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Armada or by voting online at the Stockholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of the Nasdaq Stock Market LLC, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Stockholder Meeting are “non-routine” matters and therefore, Armada does not expect there to be any broker non-votes at the Stockholder Meeting.

If you are an Armada stockholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Stockholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal and the Adjournment Proposal is in the best interests of Armada and its stockholders. The Board recommends that Armada’s stockholders vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

Q:	What interests do Armada’s directors and officers have in the approval of the Extension Amendment Proposal?

A:

Armada’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Common Stock. See the section entitled “Proposal No 1—The Extension Amendment Proposal—Interests of the Sponsor and Armada’s Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights if I object to the Extension Amendment Proposal?

A:

No. There are no appraisal rights available to Armada’s stockholders in connection with the Extension Amendment Proposal. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:	If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:

No. The holders of the warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Common Stock at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a holder of Common Stock and wish to exercise your right to redeem your Common Stock, you must:

I.

(a) hold Common Stock or (b) hold Common Stock through Units and elect to separate your Units into the underlying Common Stock and Public Warrants prior to exercising your redemption rights with respect to the Common Stock; and

II.

prior to 5:00 p.m., Eastern Time, on         , 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting) (a) submit a written request to the Transfer Agent that Armada redeem your Common Stock for cash and (b) tender or deliver your Common Stock (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Common Stock and Public Warrants prior to exercising redemption rights with respect to the Common Stock. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Common Stock and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal, any holder of Common Stock will be entitled to request that their Common Stock be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account two business days prior to the Stockholder Meeting, including interest earned on the funds held in the Trust Account and not released to Armada to pay its taxes, divided by the number of then-outstanding Common Stock. As of             , 2023, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $         per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public stockholders electing to redeem their Common Stock will be distributed promptly after the Stockholder Meeting.

Any request for redemption, once made by a holder of Common Stock, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Stockholder Meeting not to elect redemption, you may request that Armada instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on         , 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting).

If a holder of Common Stock properly makes a request for redemption and the Common Stock (and share certificates (if any) and other redemption forms) are tendered or delivered as described above, then, Armada will redeem Common Stock for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Stockholder Meeting. If you are a holder of Common Stock and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?

A:

The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.”

Q:	What should I do if I receive more than one set of voting materials for the Stockholder Meeting?

A:

You may receive more than one set of voting materials for the Stockholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Stockholder Meeting?

A:

Armada will pay the cost of soliciting proxies for the Stockholder Meeting. Armada has engaged                         (                         ) to assist in the solicitation of proxies for the Stockholder Meeting. Armada will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Common Stock and in obtaining voting instructions from those owners. The directors, officers and employees of Armada may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q: Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

[●]

[●]

Individuals call toll-free [●]

Banks and brokers call [●]

Email: [●]

You also may obtain additional information about Armada from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Common Stock and you intend to seek redemption of your shares, you will need to tender or deliver your Common Stock (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on          , 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

SPECIAL MEETING OF STOCKHOLDERS

This proxy statement is being provided to Armada stockholders as part of a solicitation of proxies by the Board for use at the special meeting of Armada to be held on         , 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Stockholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about         , 2023, to all stockholders of record of Armada as of         , 2023, the Record Date for the Stockholder Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Stockholder Meeting.

Date, Time and Place of Stockholder Meeting

The Stockholder Meeting will be held on         , 2023 at              a.m., Eastern Time, \via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Stockholders may attend the Stockholder Meeting in person. However, we encourage you to attend the Stockholder Meeting virtually. If you wish to attend the Stockholder Meeting in person, you must reserve your attendance at least two business days in advance of the Stockholder Meeting by contacting Armada’s Chief Executive Officer at [•] by         a.m., Eastern Time, on         , 2023 (two business days prior to the initially scheduled meeting date).

You can pre-register to attend the virtual Stockholder Meeting starting         , 2023 at         a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/            , enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Stockholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.

Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing             (or          if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number             . Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.

The Proposals at the Stockholder Meeting

At the Stockholder Meeting, Armada stockholders will consider and vote on the following proposals:

1.

Proposal No. 1—Extension Amendment Proposal—To amend Armada’s Certificate of Incorporation to extend the Termination Date by which Armada has to consummate a Business Combination from August 17, 2023 to September 17, 2023 and to allow Armada, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to five times by an additional one month each time after the Charter Extension Date, by resolution of Armada’s Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until February 17, 2024, or a total of up to six months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto.

2.

Proposal No. 2—Adjournment Proposal—To adjourn the Stockholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that Armada would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Stockholder Meeting, the Lender shall make a deposit into the Trust Account (as defined below) of $            , in exchange for a non-interest bearing, unsecured promissory note issued by Armada to the Lender. In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that Armada has not consummated a Business Combination by September 17, 2023, without approval of Armada’s public stockholders, Armada may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to five times, each by one additional month (for a total of up to six additional months to complete a Business Combination), provided that the Lender will deposit $            into the Trust Account for each such monthly extension, for an aggregate deposit of up to $             (if all five additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by Armada to the Lender. If Armada completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into shares of Common Stock, which shares will be identical to the Private Shares. If Armada does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

Voting Power; Record Date

As a stockholder of Armada, you have a right to vote on certain matters affecting Armada. The proposals that will be presented at the Stockholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Stockholder Meeting if you owned Common Stock at the close of business on         , 2023, which is the Record Date for the Stockholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 9,218,352 shares of issued and outstanding Common Stock, of which 3,508,852 shares of Common Stock are held by Armada public stockholders and 5,709,500 shares of Common Stock are held by the Initial Stockholders and another holder of founder shares.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence (which would include presence at the virtual Stockholder Meeting), in person or by proxy, of stockholders holding a majority of the Common Stock at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Initial Stockholders, who own 60.2% of the issued and outstanding Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, no shares of Common Stock held by public stockholders would be required to be present at the Stockholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Stockholder Meeting.

Under the Nasdaq Stock Market LLC rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Stockholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Stockholder Meeting without your instruction.

Because all of the proposals to be voted on at the Stockholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Armada does not expect there to be any broker non-votes at the Stockholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of votes cast by stockholders represented in person or by proxy at the Stockholder Meeting.

The Initial Stockholders intend to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting. As of the date of this proxy statement, the Initial Stockholders own 60.2% of the issued and outstanding Common Stock.

The following table reflects the number of additional Public Shares required to approve each proposal:

		Number of Additional Public Shares Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Majority of Issued and Outstanding Shares of Common Stock	0	0
Adjournment Proposal	Majority of Voted Stock	0	0

Voting Your Shares

If you were a holder of record of Common Stock as of the close of business on , 2023, the Record Date for the Stockholder Meeting, you may vote with respect to the proposals in person or virtually at the Stockholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your Common Stock at the Stockholder Meeting:

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on             , 2023.

Voting Electronically. You may attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting https://www.cstproxy.com/              and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Stockholder Meeting or at the Stockholder Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•

you may notify Armada’s Chief Executive Officer in writing to Armada Acquisition Corp. I, 1760 Market Street, Suite 602, Philadelphia, Pennsylvania 19103, before the Stockholder Meeting that you have revoked your proxy; or

•	you may attend the Stockholder Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Stockholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Certificate of Incorporation, other than procedural matters incident to the conduct of the Stockholder Meeting, no other matters may be considered at the Stockholder Meeting if they are not included in this proxy statement, which serves as the notice of the Stockholder Meeting.

Who Can Answer Your Questions about Voting

If you are an Armada stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call [●], our proxy solicitor, by calling [●] (toll-free), or banks and brokers can call [●], or by emailing                     [●].

Redemption Rights

Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any stockholder holding Common Stock may demand that Armada redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $per share as of             , 2023, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks redemption as described in this section, Armada will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.

As a holder of Common Stock, you will be entitled to receive cash for any Common Stock to be redeemed only if you:

(i)	hold Common Stock;

(ii)

submit a written request to Continental, Armada’s transfer agent, in which you (i) request that Armada redeem all or a portion of your Common Stock for cash, and (ii) identify yourself as the beneficial holder of the Common Stock and provide your legal name, phone number and address; and

(iii)	tender or deliver your Common Stock (and share certificates (if any) and other redemption forms) to Continental, Armada’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on             , 2023 (two business days before the initially scheduled date of the Stockholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Shares of Armada that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of Common Stock, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Armada’s transfer agent, at least two business days prior to the initially scheduled date of the Stockholder Meeting. No request for redemption will be honored unless the holder’s Common Stock (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, Armada’s transfer agent, prior to 5:00 p.m., Eastern Time, on         , 2023 (two business days before the initially scheduled date of the Stockholder Meeting).

Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”)), will be restricted from redeeming its Common Stock with respect to more than an aggregate of 15% of the Common Stock sold in the Initial Public Offering, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Common Stock, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Common Stock on         , 2023, the most recent practicable date prior to the date of this proxy statement, was $per share. The cash held in the Trust Account on such date was approximately $             (including interest not previously released to Armada to pay its taxes) ($             per share of Common Stock). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Armada to pay its taxes two business days prior to the initially scheduled date of the Stockholder Meeting. Prior to exercising redemption rights, stockholders should verify the market price of the Common Stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Armada cannot assure its stockholders that they will be able to sell their Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Common Stock exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Common Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Armada’s transfer agent two business days prior to the initially scheduled date of the Stockholder Meeting.

For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to Armada’s stockholders in connection with the Extension Amendment Proposal. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

Armada is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Armada has engaged [●] to assist in the solicitation of proxies for the Stockholder Meeting. Armada and its directors, officers and employees may also solicit proxies in person. Armada will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Armada will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Armada will pay [●] a fee of $            , plus disbursements, reimburse [●] for its reasonable out-of-pocket expenses and indemnify [●] and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as Armada’s proxy solicitor. Armada will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Armada stockholders. Directors, officers and employees of Armada who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL

Overview

Armada is proposing to amend its Certificate of Incorporation to extend the date by which Armada has to consummate a Business Combination to the Charter Extension Date so as to give Armada additional time to complete a Business Combination.

Without the Charter Extension, Armada believes that Armada will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Armada would be forced to liquidate.

As contemplated by the Certificate of Incorporation, the holders of Armada’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On            , 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $            , based on the aggregate amount on deposit in the Trust Account of approximately $            as of            , 2023 (including interest not previously released to Armada to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account two days before the Stockholder’s Meeting, including interest earned on the funds held in the Trust Account and not released to Armada to pay its taxes. The closing price of the Common Stock on the Nasdaq Stock Market LLC on            , 2023 was $            . Accordingly, if the market price of the Common Stock were to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $[more/less] per share than if the shares were sold in the open market (based on the per share redemption price as of            , 2023). Armada cannot assure stockholders that they will be able to sell their Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. Armada believes that such redemption right enables its public stockholders to determine whether to sustain their investments for an additional period if Armada does not complete a Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

Armada’s Certificate of Incorporation provides that Armada has until August 17, 2023 to complete a Business Combination. Armada and its officers and directors agreed that they would not seek to amend Armada’s Certificate of Incorporation to allow for a longer period of time to complete a Business Combination unless Armada provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of Armada stockholders that the Charter Extension be obtained so that Armada will have an additional amount of time to consummate a Business Combination. Without the Charter Extension, Armada believes that Armada will not be able to complete a Business Combination on or before August 17, 2023. If that were to occur, Armada would be forced to liquidate.

The purpose of the Extension Amendment Proposal is to allow Armada additional time to complete the proposed transactions contemplated by that certain Business Combination Agreement, dated December 17, 2022, as amended on November 10, 2022 and further amended and restated pursuant to the terms of an amendment and restatement deed dated June 16, 2023 (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), by and among by and among Armada, Rezolve Limited, a private limited company organized under the laws of England and Wales, Rezolve AI Limited, a private limited liability company registered under the laws of England and Wales with registration number 14573691 (“Rezolve”) and Rezolve Merger Sub, Inc., a Delaware corporation (“Rezolve Merger Sub”), which, among other things, provides for (i) a pre-Closing demerger (the “Pre-Closing Demerger”) of Rezolve Limited pursuant to UK legislation under which (x) part of Rezolve Limited’s business and assets (being all of its business and assets except for certain shares in Rezolve Information Technology (Shanghai) Co Ltd and its wholly owned subsidiary Nine Stone (Shanghai) Ltd and Rezolve Information Technology (Shanghai) Co Ltd Beijing Branch and certain other excluded assets) are to be transferred to Rezolve in exchange for the issue by Rezolve of shares of the same classes as in Rezolve Limited for distribution among the original shareholders of Rezolve Limited in proportion to their holdings of shares of each class in Rezolve Limited as at immediately prior to the Pre-Closing Demerger, (y) Rezolve will be assigned, assume and/or reissue the secured Convertible Notes currently issued by Rezolve Limited and (z) Rezolve Limited will then be wound up, and (ii) the merger of Armada with and into Rezolve Merger Sub, with Armada continuing as the surviving entity (the “Merger”) such that after completion of the Pre-Closing Demerger and Merger, Armada will become a wholly owned subsidiary of Rezolve (collectively with the other transactions described in the Business Combination Agreement, the “Business Combination”). For more information about the Business Combination Agreement, the Proposed Business Combination (as defined below) and the Pre-Closing Demerger, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 20, 2023. You are not being asked to vote on a Business Combination at this time.

While Armada and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Proposed Business Combination (the “Closing”), including that Rezolve has filed a registration statement on Form F-4 (which includes the Armada preliminary proxy statement/prospectus therein) (the “Business Combination Registration Statement”) that has been declared effective, there will not be sufficient time before August 17, 2023 to complete the transactions contemplated by the Business Combination Agreement (the “Business Combination”). Accordingly, the Board believes that in order to be able to consummate the Business Combination, it is in the best interests of Armada to obtain the Charter Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to approve the Extension Amendment Proposal so that our stockholders have the opportunity to participate in our future investment.

The Extension Amendment Proposal is essential to allowing Armada additional time to consummate the Proposed Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension.

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Stockholder Meeting, the Lender shall make a deposit into the Trust Account (as defined below) of $            , in exchange for a non-interest bearing, unsecured promissory note issued by Armada to the Lender. In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that Armada has not consummated a Business Combination by September 17, 2023, without approval of Armada’s public stockholders, Armada may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to five         times, each by one additional month (for a total of up to six additional months to complete a Business Combination), provided that the Lender will deposit $            into the Trust Account for each such monthly extension, for an aggregate deposit of up to $            (if all five additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by Armada to the Lender. If Armada completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which shares of Common Stock, which shares will be identical to the Private Shares. If Armada does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, Armada will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Armada (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Armada’s remaining stockholders and the Board, liquidate and dissolve, subject in each case to Armada’s obligations under the DGCL to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to Armada’s warrants, which will expire worthless in the event Armada dissolves and liquidates the Trust Account.

The Initial Stockholders have waived their rights to participate in any liquidation distribution with respect to the 5,547,000 shares of Common Stock held by them.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, Armada shall procure that all filings required to be made with the Delaware Secretary of State in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Charter Extension Date are made. Armada will then continue to attempt to consummate a Business Combination until the Charter Extension Date. Armada will remain a reporting company under the Exchange Act and its Common Stock will remain publicly traded during this time.

Interests of the Sponsor and Armada’s Directors and Officers

When you consider the recommendation of the Board, Armada stockholders should be aware that aside from their interests as stockholders, the Sponsor and certain members of the Board and officers of Armada have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Armada stockholders that they approve the Extension Amendment Proposal. Armada stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•

if the Trust Account is liquidated, including in the event Armada is unable to complete an initial business combination within the required time period, Armada’s Sponsor has agreed to indemnify Armada to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which Armada has entered into an acquisition agreement or claims of any third party (other than Armada’s independent public accountants) for services rendered or products sold to Armada, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•

the fact that the Sponsor, officers and directors will lose their investment in their Founder Shares if an initial business combination is not consummated by the applicable deadline. On February 3, 2021, the Sponsor paid $25,000, or approximately $0.006 per share, to cover certain offering costs in consideration for 4,312,500 shares of Armada Common Stock. On June 16, 2021, the Sponsor purchased an additional 700,000 shares of Armada Common Stock at a purchase price of $0.006 per share, or an aggregate $4,070, and transferred 50,000 shares to its Chief Executive Officer and to its President and 35,000 shares to each of its three independent directors. On July 23, 2021, the Sponsor purchased an additional 1,200,000 shares of common stock at a purchase price of $0.006 per share, or an aggregate $6,975, resulting in the Sponsor holding an aggregate of 6,007,500 shares of common stock and the Chief Executive Officer, President and independent directors holding an aggregate of 205,000 shares of common stock (such shares, collectively, the “Founder Shares”). On October 1, 2021 the underwriters’ over-allotment option expired unused resulting in 1,125,000 founder shares forfeited to Armada for no consideration. The 4,882,500 Founder Shares owned by the Sponsor and the 205,000 Founder Shares held by Armada’s Chief Executive Officer, President and independent directors would have had an aggregate market value of approximately $                and $                , respectively, based upon the closing price of $    per public share on the Nasdaq on                , 2023, the most recent practicable date prior to the date of this proxy statement; and

•

the fact that, based on the difference in the purchase price of approximately $0.006 per share that the Sponsor paid for the Founder Shares, as compared to the purchase price of $10.00 per unit sold in Armada’s initial public offering, the Sponsor may earn a positive rate of return on their investment even if the share price of Rezolve Ordinary Shares falls significantly below the per share value implied in the Business Combination of $10.00 per share and the public stockholders of Armada experience a negative rate of return

Redemption Rights

Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any stockholder holding Common Stock may demand that Armada redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $      per share as of            , 2023), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks redemption as described in this section, Armada will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.

As a holder of Common Stock, you will be entitled to receive cash for any Common Stock to be redeemed only if you:

(i)	hold Common Stock;

(ii)

submit a written request to Continental, Armada’s transfer agent, in which you (i) request that Armada redeem all or a portion of your Common Stock (and share certificates (if any) and other redemption forms) for cash, and (ii) identify yourself as the beneficial holder of the Common Stock and provide your legal name, phone number and address; and

(iii)	tender or deliver your Common Stock to Continental, Armada’s transfer agent, physically or electronically through DTC

Holders must complete the procedures for electing to redeem their Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on            , 2023 (two business days before the initially scheduled date of the Stockholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of Armada that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of Common Stock, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Armada’s transfer agent, at least two business days prior to the initially scheduled date of the Stockholder Meeting. No request for redemption will be honored unless the holder’s Common Stock (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, Armada’s transfer agent, prior to 5:00 p.m., Eastern Time, on            , 2023 (two business days before the initially scheduled date of the Stockholder Meeting).

Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Common Stock with respect to more than an aggregate of 15% of the Common Stock sold in the Initial Public Offering, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Common Stock, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Common Stock on            , 2023, the most recent practicable date prior to the date of this proxy statement, was $      per share. The cash held in the Trust Account on such date was approximately $            (including interest not previously released to Armada to pay its taxes) ($            per Common Stock). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting, including interest earned on the funds held in the Trust Account and not released to Armada to pay its taxes. Prior to exercising redemption rights, stockholders should verify the market price of Common Stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Armada cannot assure its stockholders that they will be able to sell their Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Common Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Common Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Armada’s transfer agent two business days prior to the initially scheduled date of the Stockholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, the Initial Stockholders have agreed to vote any Common Stock owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Stockholders own 60.2% of the issued and outstanding Common Stock and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Stockholders, approval of the Extension Amendment Proposal will not require any shares of Common Stock held by public stockholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT ARMADA STOCKHOLDERS VOTE “FOR”

THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks stockholders to approve the adjournment of the Stockholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that Armada would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Armada’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes to approve the Extension Amendment Proposal or to allow public stockholders time to reverse their redemption requests in connection with the Extension Amendment Proposal. In such events, the Charter Extension would not be implemented and the Sponsor Handover would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of votes cast by stockholders represented in person or by proxy at the Stockholder Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Initial Stockholders have agreed to vote any Common Stock owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Stockholders own 60.2% of the issued and outstanding Common Stock and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Stockholders, approval of the Extension Amendment Proposal will not require any shares of Common Stock held by public stockholders if all Common Stock are represented at the Stockholder Meeting and cast votes, and will not require any shares of Common Stock held by public stockholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT ARMADA STOCKHOLDERS VOTE

“FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain material U.S. federal income tax considerations for Redeeming U.S. Holders and Redeeming Non-U.S. Holders (each as defined below) of public shares that elect to have their public shares redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:

•	financial institutions or financial services entities;

•	broker-dealers;

•	S corporations;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	tax-qualified retirement plans;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents or citizens of the United States;

•	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•	persons subject to the alternative minimum tax;

•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations;

•	corporations that accumulate earnings to avoid U.S. federal income tax;

•	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•	foreign corporations with respect to which there are one or more United States stockholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•	passive foreign investment companies or their stockholders; or

•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. Armada has not sought, and Armada does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any unit consisting of one Common Stock and one third of one warrant (with a whole warrant representing the right to acquire one Common Stock) is separable at the option of the holder, Armada is treating any Common Stock and one third of one warrant to acquire one Common Stock held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Stockholders

This section is addressed to Redeeming U.S. Holders (as defined below) of Armada’s Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal No. 1: The Extension Amendment Proposal—Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption—In General

Subject to the passive foreign investment company (“PFIC”) rules discussed below under the heading “-Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in Armada or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to public shares owned directly, public shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of Armada’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of Armada’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of Armada. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in Armada. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming Armada is a PFIC (as discussed below under “- Passive Foreign Investment Company Rules,”) such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s public shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed public shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

Because Armada is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, Armada believes that it likely was a PFIC for its most recent taxable year ended on December 31, 2022, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•

any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “- Tax Treatment of the Redemption—In General,” above); and

•

any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “- Tax Treatment of the Redemption—In General,” above.

Under these special rules,

•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•

the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) for the taxable year that is the first year in the Redeeming U.S. Holder’s holding period of our shares during which we are treated as a PFIC or, if in a later year, the Redeeming U.S. Holder made a QEF election along with a purging election. A QEF election is an election to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares for purposes of the PFIC rules.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a stockholder-by-stockholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

A Redeeming U.S. Holder’s ability to make a QEF Election with respect to Armada is contingent upon, among other things, the provision by Armada of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. Upon written request, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we would timely provide such required information.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares. A mark-to-market election is not available with respect to Public Warrants.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Stockholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares or warrants are urged to consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Stockholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Armada’s Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1: The Extension Amendment Proposal—Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. stockholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Stockholders.” However, notwithstanding such characterization, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. stockholder).

Non-U.S. holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. Under certain circumstances, a Redeeming Non-U.S. Holder might be eligible for refunds or credits of such taxes. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. If the country in which a Redeeming Non-U.S. Holder is resident has entered into an “intergovernmental agreement” with the United States regarding FATCA, the Redeeming Non-U.S. Holder may be permitted to report to that country instead of the United States, and the intergovernmental agreement may otherwise modify the requirements described in this paragraph. While withholding under FATCA generally would apply to payments of gross proceeds from the sale or other disposition of securities, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Redeeming Non-U.S. Holders are urged to consult their tax advisors regarding the possible implications of FATCA and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

BUSINESS OF ARMADA AND CERTAIN INFORMATION ABOUT ARMADA

References in this section to “we,” “our,” or “us” refer to Armada Acquisition Corp. I

General

We are a blank check company incorporated as a Delaware Corporation on November 5, 2021 formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities. We are an early stage and emerging growth company and, as such, we are subject to all of the risk associated with early stage and emerging growth companies.

Initial Public Offering and Private Placement

On August 17, 2021, we consummated our IPO of 15,000,000 units, at $10.00 per unit, generating gross proceeds of $150 million.

Simultaneously with the closing of the IPO, we consummated the private placement of 459,500 shares of Common Stock (the “Private Shares”) to the Sponsor for an aggregate purchase price of $4,595,000.

Upon the closing of the IPO on August 17, 2021, $150,000,000 ($10.00 per unit) from the net proceeds of the sale of the units in the IPO and the sale of Private Shares were placed in the Trust Account.

On February 2, 2023, we held an annual meeting of our stockholders (the “Annual Meeting”). At the Annual Meeting, our stockholders approved an amendment to the Armada Charter to extend the date by which the Company must consummate a business combination or, if it fails to do so, cease its operations and redeem or repurchase 100% of the shares of the Company’s Common Stock issued in the Company’s initial public offering, from February 17, 2023 for up to six additional months at the election of the Company, ultimately until as late as August 17, 2023 (the “Extension”). We filed an amendment to the Armada Charter with the Secretary of State of the State of Delaware reflecting the Extension. In connection with the Extension, the holders of 11,491,148 shares of Armada Common Stock elected to redeem their shares at a per share redemption price of approximately $10.19. As a result, we removed $117,079,879 to pay such holders.

Following the closing of our Initial Public Offering on August 17, 2021, an amount of $150,0000 ($10.00 per Unit) from the net proceeds of the sale of the Units in our Initial Public Offering and the sale of the Private Shares were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act. Armada currently intends, prior to the Stockholder Meeting, to instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of Armada. Interest on such deposit account is currently approximately 2.5-3.0% per annum, but such deposit account carries a variable rate and Armada cannot assure you that such rate will not decrease or increase significantly.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Armada’s Common Stock as of July             , 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Armada’s Common Stock, by:

•	each person known by Armada to be the beneficial owner of more than 5% of Armada’s outstanding Common Stock;

•	each of Armada’s executive officers and directors that beneficially owns shares of Armada’s Common Stock; and

•	all Armada’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 9,218,352 shares of Common Stock issued and outstanding as of July              , 2023.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class Beneficially Owned
Stephen P. Herbert	5,392,000	(1)	58.49%
Douglas M. Lurio	5,392,000	(2)	58.49%
Mohammad A. Khan	35,000		*
Thomas A. Decker	35,000		*
Celso L. White	35,000		*
Armada Sponsor LLC	5,342,000	(3)	57.95%
All directors and executive officers as a group (five individuals)	5,547,000		60.17%

*	Less than one percent.
(1)

Represents 50,000 shares of common stock held by Stephen P. Herbert directly and 5,342,000 shares held by Armada Sponsor LLC, our sponsor, of which Mr. Herbert and Douglas M. Lurio are managing members. Accordingly, all securities held by our sponsor may ultimately be deemed to be beneficially held by Mr. Herbert and Mr. Lurio.

(2)

Represents 50,000 shares of common stock held by Douglas M. Lurio directly and 5,342,000 shares held by Armada Sponsor LLC, our sponsor, of which Mr. Lurio and Stephen P. Herbert are managing members. Accordingly, all securities held by our sponsor may ultimately be deemed to be beneficially held by Mr. Herbert and Mr. Lurio.

(3)

Represents (i) 459,500 Private Shares and (ii) 4,882,500 Founder Shares. In connection with Armada’s extension of the deadline by which it has to consummate a business combination, on January 20, 2023, Armada and its Sponsor, entered into certain Non-Redemption Agreements with one or more Non-Redeeming Stockholders in exchange for the Non-Redeeming Stockholders agreeing not to redeem Armada’s public shares at the 2023 annual meeting of stockholders called by the Company at which the extension proposal was approved. The Non-Redemption Agreements provide for the allocation of up to 713,057 founders shares to the Non-Redeeming Stockholders, which shares will be transferred to the Non-Redeeming Stockholders at the closing of the Business Combination, among satisfaction of other conditions; however, subsequent to Armada’s 2023 annual meeting of stockholders, the Non-Redeeming Stockholders may elect to redeem any public shares held.

FUTURE STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold another special meeting before the Extension Date to consider and vote upon approval of a Business Combination Agreement and a Business Combination. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Extension Date, Armada will dissolve and liquidate.

HOUSEHOLDING INFORMATION

Unless Armada has received contrary instructions, Armada may send a single copy of this proxy statement to any household at which two or more stockholders reside if Armada believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Armada’s expenses. However, if stockholders prefer to receive multiple sets of Armada’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of Armada’s disclosure documents, the stockholders should follow these instructions:

If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Armada Acquisition Corp. I, 1760 Market Street, Suite 602, Philadelphia, Pennsylvania 19103, to inform us of his or her request; or

If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Armada files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Armada at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to stockholders of Armada upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Stockholder Meeting, you should contact Armada in writing at Armada Acquisition Corp. I, 1760 Market Street, Suite 602, Philadelphia, Pennsylvania 19103.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact [●], the proxy solicitor for Armada, by calling [●] (toll-free), or banks and brokers can call [●], or by emailing [●]. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Stockholder Meeting, or no later than             , 2023.

PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION

ARMADA ACQUISITION CORP. I

1760 Market Street, Suite 602

Philadelphia, Pennsylvania 19103

SPECIAL MEETING OF ARMADA ACQUISITION CORP. I

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING

TO BE HELD ON             , 2023.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated             , 2023, in connection with the special meeting (the “Stockholder Meeting”) of Armada Acquisition Corp. I (“Armada”) to be held at              a.m. Eastern Time on             , 2023, via a virtual meeting, and hereby appoints              and             , and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all common stock of Armada registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Proposal No. 1—The Extension Amendment Proposal— To amend Armada’s amended and restated certificate of incorporation to extend the date (the “Termination Date”) by which Armada has to consummate a business combination (the “Charter Extension”) from August 17, 2023 (the “Original Termination Date”) to September 17, 2023 (the “Charter Extension Date”) and to allow Armada, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to five times by an additional one month each time after the Charter Extension Date, by resolution of Armada’s board of directors (the “Board”), if requested by Armada Sponsor LLC, (the “Sponsor”), and upon five days advance notice prior to the applicable Termination Date, until February 17, 2024 (each, an “Additional Charter Extension Date”), or a total of up to six months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”); and	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2—The Adjournment Proposal— To adjourn, the Stockholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient Common Stock, par value $0.0001 per share (the “Common Stock”) in the capital of Armada represented (either in person or by proxy) to approve the Extension

Amendment Proposal or (ii) if the holders of Common Stock have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that

Armada would not adhere to the continued listing requirements of the Nasdaq Stock

Market LLC (the “Adjournment Proposal”).

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated:                                                         , 2023

(Signature)
(Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.